EXHIBIT 99.1

June 2, 2006

Dr. Ray R. Irani

Chairman, President & Chief
Executive Officer

Sanford C. Bernstein Co., Inc.

22nd Annual Strategic Decisions
Conference 2006

Core Area Growth Projects

Large pipeline of growth projects

U.S.

California & Permian

Latin America

Argentina

Colombia

Middle East & North Africa

Libya

Oman

Qatar

United Arab Emirates

Yemen

Ecuador

Oxy filed arbitration claim against the Government
of Ecuador for illegally seizing assets

Claim filed with International Centre for Settlement of
Investment disputes under the U.S.-Ecuador Bilateral
Investment Treaty

Oxy requests the arbitration panel block third party
takeover of assets until claim is settled

Ecuador

Impact of expropriation

Net production averaged 44,000 barrels/day in
1st quarter 2006

7% of worldwide production of 636,000 BOE/day

Year-end 2005 proved reserves of 96 million
barrels

3% of proforma worldwide reserves, including
Vintage properties

Net PP&E @ 3/31/06 of about $400  million

2% of worldwide total

Ecuador

Since 1999

Oxy’s cash flow from the Block 15 operations
significantly exceeded its investment (net of
the Encana farmout)

Managing Risk

Production Growth Profile

Grow oil & gas production

Minimum volume growth of 5
percent

More likely growth of 7 – 10
percent

Maintain top quartile financial
returns

Oil & Gas ROCE *

WTI

($/Barrel)

Domestic

Returns

(%)

International

Returns

(%)

2005

56.56

26

40

2004

41.40

20

37

2003

31.03

16

30

2002

26.08

10

35

2001

25.97

17

23

* Net income divided by average capital employed.

Return Targets*

New Projects & Acquisitions

Domestic …………………...

15+%

International ……………….

20+%

* Assumes moderate product prices

Argentina

2005 production – 37,000
BOE/Day

2006 annualized
production – 41,000
BOE/Day

Inventory of 700 drilling
locations

2006: 145 wells

Ramp up in future years

Increase production to
70,000 BOE/Day by 2011

UAE / Qatar – Dolphin Project

Phase I

$4 billion gross capital

Oxy’s share 24.5%

First gas @ year-end
2006

Production ramp-up
in 2007

Estimated year-end
exit rate of 55,000
BOE/Day

Oman – Overview

Mukhaizna Overview

Discovered in 1975

2+ billion barrels of heavy oil

Previous peak production -
15,000 barrels/day

Transfer of operatorship
to Oxy & partners

3-4 years of technical work &
negotiation

Oman – Mukhaizna Project

Project Overview

Gross Capital – $3.5 Billion

1800+ wells

Central processing facility

Water treatment plant

Steam generation facilities

Pipelines

2006 Work Program

$450 – $500 MM (Gross)

Drill 65 – 85 wells

Initial steam injection

Oman – Additional Growth Potential

Oxy Libya Holdings

Oxy 2006 Exploration Program

35

36

52

59

59

106

124

131

163

Scope of Oxy Libya Projects

Worldwide Production Outlook

Does not depend on exploration success

Does not include future acquisitions

Does not include new EOR/development projects

Does not include swap/sale of mature non-
operated properties

Range reflects timing differences

Additional Growth Opportunities

Base Production ………………

New EOR/development projects

     Middle East/North Africa ….

     Latin America……………....

Exploration …………………….

Domestic acquisitions ………..

Mature non-operated …………

Total ……………………………

665 - 750

50 - 75

20 - 30

20 - 40

35 - 50

(20 - 30)

770 - 915

(Thousand BOE/Day)

Excludes Ecuador.

5.3%-8.5%

9.3%-14.8%

Growth Rate

Production

Competitive Advantages

Economies of scale

Infrastructure

Operating experience

Large technical data base

Strong regional relations

Top 10 Texas Oil Producers

2005 Gross Operated Production

(Thousand Barrels/Day)

174.5

OXY

56.7

CVX

56.5

KMI

30.7

APA

29.6

XOM

23.6

PXD

22.5

HES

21.9

XTO

20.4

APC

15.5

COP

Financial Policy

Continue to increase the dividend regularly

Reduce outstanding shares to a pre-Vintage
acquisition level of about 400 million shares

Keep debt levels low & maintain “A” credit
ratings

Conclusion - Focus on Key Metrics

Focus on key performance metrics that drive top
quartile financial returns

Continue to improve quality of assets

Grow reserves at a rate exceeding production

Keep finding & development costs low

Optimize profit/BOE

Optimize free cash flow/BOE

Maintain financial discipline

Maintain “A” credit rating

Achieve top quartile returns on equity & capital
employed

Generate top quartile total returns

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to:
exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks;
changes in tax rates; unrealized acquisition benefits or higher than expected integration costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. The
United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves and oil in place, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals. Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the Appendix. U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Appendix

Worldwide Oil & Gas Operations

Long Beach

Permian Basin

Horn Mountain

Hugoton

Elk Hills

Colombia

Libya

Russia

Pakistan

Oman

U.A.E.

Yemen

Qatar

.

.

.

Argentina

Return on Equity

Percentage

22

2001

17

2002

21

2003

28

2004

41

2005

28

5-Year

Average

See Appendix for GAAP reconciliation.

Return on Capital Employed

Percentage

2001

2002

2003

2004

5 Year

Average

13

11

15

20

33

2005

19

See Appendix for GAAP reconciliation.

Reserves Replacement

244

263

368

268

382

339

305

173

188

200

207

194

200

192

Worldwide

Reserve Additions

(Million BOE)

Worldwide

Production

(Million BOE)

2001

2002

2003

2004

2005

3-Year Average

5-Year Average

2005 excludes Ecuador.  See Appendix for GAAP reconciliation.

Finding & Development Costs

1,171

1,223

1,584

1,785

4,283

2,551

2,009

244

263

368

268

382

339

305

Costs

Incurred

($ Millions)

Reserve

Additions

(Million BOE)

2001

2002

2003

2004

2005

3-Year Average

5-Year Average

2005 excludes Ecuador.  See Appendix for GAAP reconciliation.

Finding & Development Costs

2005

2004

2003

2002

2001

3-Year Average

5-Year Average

2,103

1,631

1,216

1,031

1,089

1,650

1,414

2,180

154

368

192

82

901

595

4,283

1,785

1,584

1,223

1,171

2,551

2,009

49

91

77

84

93

65

70

Organic

Growth

Acquisitions

Total

Organic

(% Total)

Costs Incurred

($ Million)

382

268

368

263

244

339

305

Total

Reserve

Additions

(Million BOE)

2005 excludes Ecuador.

Chemical Companies Comparisons

OxyChem – 16.7

OxyChem – 22.2

8.0

11.6

2.9

14.0

7.6

7.2

8.2

13.9

11.8

13.0

13.4

11.2

EBIT

Percent of Sales

EBITDA

12.0

8.1

11.9

10.6

9.9

20.7

19.4

19.4

15.7

15.5

17.3

18.4

Excludes special items.

WORLDWIDE PRODUCTION

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Quarter Ended March 31, 2006

	Per Form 10Q			Less: Ecuador			Restated 2006
MBOE/D	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

California	82	250	124	-	-	-	82	250	124
Permian	166	133	187	-	-	-	166	133	187
Horn Mountain	15	10	17	-	-	-	15	10	17
Hugoton / Other	3	189	36	-	-	-	3	189	36
Total US	266	582	363	-	-	-	266	582	363

Argentina	24	13	26	-	-	-	24	13	26
Bolivia	-	13	2	-	-	-	-	13	2
Colombia - 100%	39	-	39	-	-	-	39	-	39
Colombia - MI	(5)	-	(5)	-	-	-	(5)	-	(5)
Ecuador	44	-	44	(44)	-	(44)	-	-	-
Latin America	102	26	106	(44)	-	(44)	58	26	62

Oman	17	25	21	-	-	-	17	25	21
Qatar	44	-	44	-	-	-	44	-	44
Libya	22	-	22	-	-	-	22	-	22
Yemen	32	-	32	-	-	-	32	-	32
Yemen - Comeco	2	-	2	-	-	-	2	-	2
Middle East / No Africa	117	25	121	-	-	-	117	25	121

Pakistan	4	75	17	-	-	-	4	75	17
Vanyoganneft	24	28	29	-	-	-	24	28	29
Other Eastern	28	103	45	-	-	-	28	103	45

Total International			273			(44)			229

Worldwide	513	736	636	(44)	-	(44)	469	736	592

Percentage of Total				7%

Pro-forma Oil and Gas Net Proved Developed and Undeveloped Year-End Reserves

Reconciliation to Generally Accepted Accounting Principles (GAAP)

2005 Barrels of Oil Equivalent Basis ¹

	OXY Annual Rpt	Less: Ecuador	OXY Restated	VPI Rounded	Total
United States
California - OXY	659	-	659	-	659
California - VPI	-	-	-	67	67
Permian	1,211	-	1,211	-	1,211
Other Domestic	156	-	156	-	156
Other Domestic - VPI (Keeper)	-	-	-	2	2
Total Domestic	2,026	-	2,026	69	2,095

Latin America
Argentina - VPI	-	-	-	219	219
Bolivia - VPI	-	-	-	51	51
Colombia	43	-	43	-	43
Colombia - minority interest	-	-	-	-	-
Ecuador	96	(96)	-	-	-
	139	(96)	43	270	313
Middle East and North Africa
Oman	44	-	44	-	44
Qatar	396	-	396	-	396
Yemen	35	-	35	-	35
Yemen - Oxy net interest	-	-	-	-	-
Yemen - VPI	-	-	-	5	5
United Arab Emirates	-	-	-	-	-
	475	-	475	5	480
Other Eastern Hemisphere
Pakistan	19	-	19	-	19
Russia - Oxy net interest	48	-	48	-	48
	67	-	67	-	67

Total International	681	(96)	585	275	860
Total Worldwide - Continuing Ops	2,707	(96)	2,611	344	2,955
VPI - Divestiture Assets	-	-	-	72	-
	2,707	(96)	2,611	416	2,955

¹ Gas volumes converted at 6,000 cubic feet per barrel of oil.

Return on Capital Employed (ROCE)

($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2001	2002	2003	2004	2005	5 Year Average
GAAP measure - earnings applicable	1,154	989	1,527	2,568	5,281	2,304
to common shareholders
Interest expense	392	281	295	239	201	282
Tax effect of interest expense	(137)	(98)	(103)	(84)	(70)	(98)
Earnings before tax-effected interest expense	1,409	1,172	1,719	2,723	5,412	2,487

GAAP average stockholders' equity	5,634	6,318	7,929	10,550	15,032	8,373

Average Debt
GAAP debt
Notes payable	54	-	-	-	-	9
Non-recourse debt	-	-	-	-	-	317
Debt, including current maturities	4,065	4,203	4,016	3,804	2,919	3,758
Non-GAAP debt
Capital lease obligation	26	26	26	26	25	26
Subsidiary preferred stock	-	75	75	75	75	50
Gas sales agreements	282	-	-	-	-	116
Trust preferred securities	463	455	453	-	-	307
Average total debt	4,890	4,759	4,570	3,905	3,019	4,583

Total average capital employed	10,524	11,077	12,499	14,455	18,051	12,956

ROCE	13.0	10.9	14.6	20.2	33.3	19.2

Worldwide Production and Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
PRODUCTION
2001	124	241	164	9	-	9	133	241	173
2002	142	229	180	8	-	8	150	229	188
2003	153	221	190	10	-	10	163	221	200
2004	159	233	198	9	-	9	168	233	207
2005 (see restatement below)	145	246	186	7	6	8	152	252	194
Three-Year (2003 - 2005) Average	152	233	191	9	2	9	161	235	200
Five-Year (2001 - 2005) Average	145	234	184	9	1	9	153	235	192

Proved Reserve Additions
2000	1,041	777	1,170	-	-	-	1,041	777	1,170
2001	219	100	236	8	-	8	227	100	244
2002	221	216	257	6	-	6	227	216	263
2003	223	766	351	16	9	18	239	775	368
2004	162	624	266	4	(9)	2	166	615	268
2005 (see restatement below)	247	752	372	9	6	10	256	758	382
Three-Year (2003 - 2005) Average	211	714	330	10	2	10	220	716	339
Five-Year (2001 - 2005) Average	214	492	296	9	1	9	223	493	305

Note: 2005 has been restated to exclude Ecuador as follows:

PRODUCTION
2005 - per annual report	158	246	199	7	6	8	165	252	207
Less: Ecuador	(13)	-	(13)	-	-	-	(13)	-	(13)
2005 - restated	145	246	186	7	6	8	152	252	194

Proved Reserve Additions
2005 - per annual report	255	752	380	9	6	10	264	758	390
Less: Ecuador	(8)	-	(8)	-	-	-	(8)	-	(8)
2005 - restated	247	752	372	9	6	10	256	758	382

Sources of Worldwide Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Three Year (2001-2005) Average	211	714	330	10	2	10	220	716	339

Five Year (2001-2005) Average	214	492	296	9	1	9	223	493	305

2005
Revisions	(18)	30	(13)	8	6	9	(10)	36	(4)
Improved Recovery	107	131	129	-	-	-	107	131	129
Extensions and Discoveries	46	427	117	1	-	1	47	427	118
Purchases	112	164	139	-	-	-	112	164	139
	247	752	372	9	6	10	256	758	382

2004
Revisions	5	241	45	5	(9)	3	10	232	48
Improved Recovery	88	185	120	1	-	1	89	185	121
Extensions and Discoveries	30	191	61	2	-	2	32	191	63
Purchases	39	7	40	(4)	-	(4)	35	7	36
	162	624	266	4	(9)	2	166	615	268

2003
Revisions	(1)	44	6	6	-	6	5	44	12
Improved Recovery	85	70	97	4	9	6	89	79	102
Extensions and Discoveries	41	597	141	6	-	6	47	597	147
Purchases	98	55	107	-	-	-	98	55	107
	223	766	351	16	9	18	239	775	368

2002
Revisions	13	(54)	4	(1)	-	(1)	12	(54)	3
Improved Recovery	112	151	137	5	-	5	117	151	142
Extensions and Discoveries	40	60	50	-	-	-	40	60	50
Purchases	56	59	66	2	-	2	58	59	68
	221	216	257	6	-	6	227	216	263

2001
Revisions	21	(49)	13	8	-	8	29	(49)	21
Improved Recovery	139	23	143	-	-	-	139	23	143
Extensions and Discoveries	56	122	76	-	-	-	56	122	76
Purchases	3	4	4	-	-	-	3	4	4
	219	100	236	8	-	8	227	100	244

Note: 2005 has been restated to exclude Ecuador as follows:

2005 - Per Annual Report
Revisions	(26)	30	(21)	8	6	9	(18)	36	(12)
Improved Recovery	117	131	139	-	-	-	117	131	139
Extensions and Discoveries	52	427	123	1	-	1	53	427	124
Purchases	112	164	139	-	-	-	112	164	139
	255	752	380	9	6	10	264	758	390

Less: Ecuador
Revisions	8	-	8	-	-	-	8	-	8
Improved Recovery	(10)	-	(10)	-	-	-	(10)	-	(10)
Extensions and Discoveries	(6)	-	(6)	-	-	-	(6)	-	(6)
Purchases	-	-	-	-	-	-	-	-	-
	(8)	-	(8)	-	-	-	(8)	-	(8)

2005 - Restated
Revisions	(18)	30	(13)	8	6	9	(10)	36	(4)
Improved Recovery	107	131	129	-	-	-	107	131	129
Extensions and Discoveries	46	427	117	1	-	1	47	427	118
Purchases	112	164	139	-	-	-	112	164	139
	247	752	372	9	6	10	256	758	382

Costs Incurred

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries	Other Interests	Worldwide	Consolidated Subsidiaries	Other Interests	Worldwide
Three Year (2003-2005) Average	2,544	7	2,551

Five Year (2001-2005) Average	2,003	7	2,009

Property acquisition costs	2005			2004
Proved properties	1,782	-	1,782	158	(12)	146
Unproved properties	398	-	398	8	-	8
Exploration costs	245	(2)	243	158	-	158
Development costs	1,833	15	1,848	1,438	11	1,449
Asset retirement costs	12	-	12	25	(1)	24
Costs incurred	4,270	13	4,283	1,787	(2)	1,785

Property acquisition costs	2003			2002
Proved properties	364	-	364	163	-	163
Unproved properties	4	-	4	29	-	29
Exploration costs	98	(1)	97	134	-	134
Development costs	1,097	10	1,107	890	7	897
Asset retirement costs	12	-	12	-	-	-
Costs incurred	1,575	9	1,584	1,216	7	1,223

Property acquisition costs	2001
Proved properties	29	-	29
Unproved properties	53	-	53
Exploration costs	176	(5)	171
Development costs	907	11	918
Asset retirement costs	-	-	-
Costs incurred	1,165	6	1,171

Note: 2005 has been restated to exclude Ecuador as follows:

2005 - Per Annual Report
Property acquisition costs
Proved properties	1,782	-	1,782
Unproved properties	398	-	398
Exploration costs	257	(2)	255
Development costs	1,920	15	1,935
Asset retirement costs	12	-	12
Costs incurred	4,369	13	4,382

Less - Ecuador
Property acquisition costs
Proved properties	-	-	-
Unproved properties	-	-	-
Exploration costs	(12)	-	(12)
Development costs	(87)	-	(87)
Asset retirement costs	-	-	-
Costs incurred	(99)	-	(99)

2005 - Restated
Property acquisition costs
Proved properties	1,782	-	1,782
Unproved properties	398	-	398
Exploration costs	245	(2)	243
Development costs	1,833	15	1,848
Asset retirement costs	12	-	12
Costs incurred	4,270	13	4,283

Finding & Development Costs

Reconciliation to Generally Accepted Accounting Principles (GAAP)

					Total
	Costs Incurred ($ Millions)				Reserve
	Organic			Organic	Additions
	Growth	Acquisitions	Total	(% Total)	(million boe)
Three Year (2003-2005) Average	1,650	901	2,551	65%	339

Five Year (2001-2005) Average	1,414	595	2,009	70%	305

2005	2,103	2,180	4,283	49%	382
2004	1,631	154	1,785	91%	268
2003	1,216	368	1,584	77%	368
2002	1,031	192	1,223	84%	263
2001	1,089	82	1,171	93%	244

See detail of costs incurred and reserve additions by category in the GAAP reconciliations for costs incurred and source of worldwide reserve additions.

Note: 2005 has been restated to exclude Ecuador as follows:

2005 - Per Annual Report	2,202	2,180	4,382	50%	390
Less - Ecuador	(99)	-	(99)		(8)
2005 - Restated	2,103	2,180	4,283	49%	382

Chemical - Percent of Sales

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Year Ended December 31, 2005

Sales
Oil and Gas	10,416
Chemical	4,641
Other	151
	15,208

Chemicals	$ AMT	% of Sales
Segment income	607
Less: significant items affecting earnings
Hurricane insurance charges	11
Write-off of plants	159
Core earnings - EBIT	777	16.7%
DD&A expense	251
EBITDA	1,028	22.2%